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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 24, 1997
                                                   -----------------

                       THE CHASE MANHATTAN CORPORATION
                       -------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                      1-5805                13-262442
             --------                      ------                ---------
    (State or Other Jurisdiction      (Commission File         (IRS Employer
         of Incorporation)                 Number)           Identification No.)


     270 Park Avenue, New York, NY                                 10017
     -----------------------------                                 -----
(Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code (212) 270-6000


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Item 5.  Other Events.
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        On October 9, 1997, The Chase Manhattan Corporation, Chase Capital IV,
Chase Capital V and Chase Capital VI filed a Registration Statement on Form S-3 (File Nos. 333-37567, 333-37567-01, 333-37567-02, 333-37567-03) (the
"Registration Statement"), which Registration Statement was declared effective on October 24, 1997. On November 24, 1997, the prospectus included in the Registration Statement was supplemented in connection with the proposed issuance and sale, pursuant to such prospectus, as so supplemented, of $350,000,000 of Chase Capital IV 7.34% Capital Securities, Series D
(Liquidation Amount $25 per Capital Security) (the "Capital Securities"). Attached hereto as Exhibits 5.1 and 8 are certain legal opinions with respect to the Capital Securities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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        The following exhibits are filed with this report:

Exhibit Number                          Description
--------------                          -----------

     5.1          Opinion of counsel as to validity of Capital Securities.

     8            Opinion of counsel as to certain federal income tax matters.


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                                  SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           THE CHASE MANHATTAN CORPORATION



                                             By: /s/ Anthony J. Horan
                                                ---------------------------
                                                     Anthony J. Horan
                                                     Corporate Secretary



Dated:  December 4, 1997


































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                                EXHIBIT INDEX



Exhibit Number                  Description

      5.1                       Opinion of counsel as
                                to validity of capital
                                Securities

      8                         Opinion of counsel as to
                                certain federal income tax
                                matters




















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